BLACKROCK FUNDSSM
BlackRock Global Impact Fund
(the “Fund”)
Supplement dated July 27, 2023 to the
Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund,
each dated August 26, 2022, as supplemented to date
The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended.
Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:
The last paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Global Impact Fund — Principal Investment Strategies of the Fund” and the last paragraph in the sections of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Impact Fund — Principal Investment Strategies of the Fund” and “Details About the Funds — How Each Fund Invests — Principal Investment Strategies — Global Impact” are deleted in their entirety.
The section of each Summary Prospectus entitled “Key Facts About BlackRock Global Impact Fund — Principal Risks of Investing in the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Impact Fund — Principal Risks of Investing in the Fund,” are amended to delete “Non‑Diversification Risk.”
The section of each Prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds — Non‑Diversification Risk” no longer applies to the Fund.
The following is inserted immediately after the fifth paragraph of the section of the SAI entitled “Investment Restrictions — Notations Regarding the Funds’ Fundamental Investment Restrictions”:
Global Impact is currently classified as a diversified fund under the Investment Company Act. This means that Global Impact may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of Global Impact’s total assets would be invested in securities of that issuer or (b) Global Impact would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, Global Impact can invest more than 5% of its assets in one issuer. Under the Investment Company Act, Global Impact cannot change its classification from diversified to non‑diversified without shareholder approval.
The first paragraph of the section of the SAI entitled “Additional Information — The Trust” is deleted in its entirety and replaced with the following:
The Trust was organized as a Massachusetts business trust on December 22, 1988, and is registered under the Investment Company Act as an open‑end management investment company. Effective January 31, 1998, the Trust changed its name from Compass Capital FundsSM to BlackRock FundsSM. U.S. Impact and International Impact are classified as non‑diversified. Global Impact is classified as diversified. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share, which may be divided into different series and classes.
Shareholders should retain this Supplement for future reference.
PR2SAI‑GIF‑0723SUP